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EXHIBIT 10.2   FORM OF NONCOMPETITION, NONSOLICITATION AND CONFIDENTIALITY
               AGREEMENT BY AND BETWEEN SECOND BANCORP INCORPORATED AND THE FOLLOWING EXECUTIVE OFFICERS: RICK L. BLOSSOM, DAVID L. KELLERMAN, CHRISTOPHER STANITZ, THOMAS W. ALLEN, DIANE C. BASTIC, JOHN L. FALATOK, MYRON FILARSKI AND DARRYL MAST

                                    EXHIBIT A

          NONCOMPETITION, NONSOLICITATION AND CONFIDENTIALITY AGREEMENT

     THIS NONCOMPETITION, NONSOLICITATION AND CONFIDENTIALITY AGREEMENT (this "AGREEMENT") is made as of the ________day of March, 2004, by and between SECOND BANCORP INCORPORATED (the "BANK") and ___________________________ (the "EMPLOYEE").

     WHEREAS, the Bank has entered into an Agreement and Plan of Merger with Sky Financial Group, Inc. ("Sky") dated January 8, 2004 (the "Merger Agreement"); and

     WHEREAS, as a closing condition to the Merger Agreement with the Bank, Sky requires the Bank to obtain noncompetition, nonsolicitation, and confidentiality and related commitments from the Employee;

     NOW, THEREFORE, in consideration of the Bank's payment of ______________________to the Employee, the respective agreements of the parties contained herein, and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged), it is agreed as follows:

     1. Noncompetition, Nonsolicitation, and Confidentiality.

          (a) Noncompetition. The Employee agrees that during the period in which the Employee is employed by the Bank or any Affiliate or any Successors and Assigns and for two (2) years thereafter the Employee shall not, without the prior written consent of the Bank, either directly or indirectly, solicit, attempt to solicit, take away, attempt to take away, or otherwise interfere with the Bank's, and any Affiliate's or Successors and Assigns', relationship with any customer (including any customer in the Bank's or Affiliate's data base), or otherwise compete with the Bank or Affiliate or Successors and Assigns, with respect to any such customer.

          During the period in which the Employee is employed by the Bank or an Affiliate or Successors and Assigns, and for a period of twenty-four (24) months thereafter, the Employee will not, without the Bank's prior written consent, within a radius of one hundred twenty-five (125) miles of the outer city limits of Warren, Ohio, directly or indirectly engage in, make any investment in or have any interest in any business in competition with the business of the Bank or any Affiliate or any Successors and Assigns; and the Employee will not advise, assist or render services, or refer customers, either directly or indirectly, to any person, firm, company, corporation or business (other than the Bank or any Affiliate or any Successors and Assigns) with reference to any business within a radius of one hundred twenty-five (125) miles of the outer city limits of Warren, Ohio, in competition with the business engaged in by the Bank or any Affiliate or any Successors and Assigns during the Employee's employment by the Bank or any Affiliate or any Successors and Assigns. Notwithstanding the foregoing, the Employee may own less than five percent (5%) of the combined voting power of all issued and outstanding voting



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securities of any publicly-held corporation whose stock is traded on a major stock exchange or quoted on NASDAQ.

          (b) Nonsolicitation. The Employee agrees that the Employee shall not at any time (whether during or after the Employee's termination of employment with the Bank or any Affiliate or any Successors and Assigns), without the prior written consent of the Bank, either directly or indirectly (i) solicit (or attempt to solicit) induce, (or attempt to induce), cause or facilitate any employee, director, agent, consultant, independent contractor, representative or associate of the Bank to terminate his, her or its relationship with the Bank or any Affiliate or any Successors and Assigns, or (ii) solicit (or attempt to solicit) induce (or attempt to induce), cause or facilitate any supplier of services or products to the Bank or any Affiliate or any Successors and Assigns to terminate or change his, her or its relationship with the Bank or any Affiliate or any Successors and Assigns, or otherwise interfere with any relationship between the Bank (or any Affiliate or any Successors and Assigns) and any of the Bank's or Affiliate's or Successors and Assigns' suppliers of products or services.

          (c) Nondisclosure. The Employee agrees that he shall not (except to the extent required by an order of a court having competent jurisdiction or under subpoena from a U.S. government agency) at any time (whether during or after the period of his employment with the Bank or any Affiliate or Successors and Assigns) directly or indirectly copy, disseminate or use, for the Employee's personal benefit or the benefit of any third party, any Confidential Information, regardless of how such Confidential Information may have been acquired, except for the disclosure of such Confidential Information as may be
(i) in keeping with the performance of the Employee's employment duties with the Bank or any Affiliate or its Successors and Assigns, (ii) as required by law, or
(iii) as authorized in writing by the Bank. For purposes of this Agreement, the term "Confidential Information" shall mean all information or knowledge belonging to, used by, or which is in the possession of the Bank and any Affiliate relating to the Bank's and Affiliate's business, business plans, strategies, pricing, sales methods, customers (including, without limitation, the names, addresses or telephone numbers of such customers), technology, programs, finances, costs, employees (including, without limitation, the names, addresses or telephone numbers of any employees), employee compensation rates or policies, marketing plans, development plans, computer programs, computer systems, inventions, developments, trade secrets, know how or confidences of the Bank or any Affiliate or the Bank's or any Affiliate's business, without regard to whether any of such Confidential Information may be deemed confidential or material to any third party, and the Bank and the Employee hereby stipulate to the confidentiality and materiality of all such Confidential Information. The Employee acknowledges that all of the Confidential Information is and shall continue to be the exclusive proprietary property of the Bank and/or Affiliates and/or Successors and Assigns, whether or not prepared in whole or in part by the Employee and whether or not disclosed to or entrusted to the custody of the Employee. The Employee agrees that upon the termination of the Employee's employment with the Bank or Affiliates or Successors and Assigns for any reason, the Employee will return promptly to the Bank and/or Affiliates and/or Successors and Assigns all memoranda, notes, records, reports, manuals, pricing lists, prints and other documents (and all copies thereof) relating to the Bank's and/or Affiliates' and/or Successors and Assigns' business which the Employee may then possess or have within the Employee's control, regardless of whether any such documents constitute Confidential Information. The Employee further agrees that the Employee shall forward to the Bank all



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Confidential Information which at any time (including after the period of his employment with the Bank and the Affiliates and/or Successors and Assigns) should come into the Employee's possession or the possession of any other person, firm or entity with which the Employee is affiliated in any capacity.

          (d) Continued Cooperation. Following the termination of the Employee's employment with the Bank or any Affiliate or any Successors and Assigns, the Employee shall provide assistance to and shall cooperate with the Bank or any Affiliate or Successors and Assigns, upon its reasonable request and without additional compensation, with respect to matters within the scope of the Employee's duties and responsibilities during such employment, provided that any reasonable out-of-pocket expenses incurred in connection with any assistance Employee has been requested to provide under this provision for items including, but not limited to transportation, meals, lodging and telephone, shall be reimbursed by the Bank or its Successors and Assigns. The Bank agrees and acknowledges that it shall, to the maximum extent possible under the then prevailing circumstances, coordinate any such request with the Executive's other commitments and responsibilities to minimize the degree to which such request interferes with such commitments and responsibilities.

          (e) Enforcement. The Employee acknowledges that the restrictions contained in Sections 1(a), 1(b), 1(c) and 1(d) above are reasonable and necessary to protect the legitimate interests of the Bank, Affiliates, and Successors and Assigns. If the Employee breaches, or threatens to breach, any of the provisions of Sections 1(a), 1(b), 1(c) and 1(d) hereof, the Bank shall have the right to specifically enforce this Agreement by means of an injunction (without posting a bond or other security), it being acknowledged by the Employee and agreed upon by the parties that any such breach will cause irreparable injury to the Bank and/or the Affiliates and/or Successors and Assigns for which money damages alone will not provide an adequate remedy. The rights and remedies enumerated above shall be in addition to, and not to in lieu of, any other rights and remedies available to the Bank or Affiliates or Successors and Assigns at law or in equity.

     2. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing, shall be signed by the Employee if to the Bank or by a duly authorized officer of the Bank if to the Employee, and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by reputable courier service addressed to the respective addresses last given by each party to the other, provided that all notices to the Bank shall be directed to the attention of the Board with a copy to the Secretary of the Board. All notices communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

     3. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and the Bank. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of the Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the


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subject matter hereof have been made by any party which are not expressly set forth in this Agreement.

     4. Successors; Binding Agreement.

          (a) This Agreement shall be binding upon, and inure to the benefit of, the Bank, Affiliates, and its Successors and Assigns. The Bank shall require its Successors and Assigns to agree to perform this Agreement to the same extent that the Bank would be required to perform.

          (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Employee, his or her beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal personal representative.

     5. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in Trumbull County in the State of Ohio.

     6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto, with respect to the subject matter hereof.

     8. Counterparts. This Agreement may be executed in one or more separate counterparts, each of which shall be deemed to be an original and which taken together shall constitute one and the same agreement.

     9. Employee Representations. The Employee represents and warrants to the Bank that upon the execution and delivery of this Agreement by the Bank, this Agreement shall be the valid and binding obligation of the Employee, enforceable in accordance with its terms.

     10. Survival. Section 1 hereof shall survive and continue in full force in accordance with its terms notwithstanding any termination of the Employee's termination of employment with the Bank, any Affiliate, or Successors and Assigns.

     11. Definitions.

          (a) Affiliate. For purposes of this Agreement, "AFFILIATE" means any entity, directly or indirectly, controlled by, controlling or under common control with the Bank including, without limitation, any subsidiary of the Bank.



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          (b) Successors and Assigns. For purposes of this Agreement,
"SUCCESSORS AND ASSIGNS" shall mean, with respect to the Bank, a corporation or other entity acquiring all or substantially all the assets and business of the Bank, as the case may be (including this Agreement), whether by operation of law or otherwise, or the surviving corporation of a merger involving the "Bank, including, without limitation, Sky and Sky's subsidiaries and affiliates.

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officer and the Employee has executed this Agreement as of the day and year first above written, but on the dates indicated below each.


                                       SECOND BANCORP INCORPORATED


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                       Date:
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                                       EMPLOYEE:



                                       Signature:
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                                    Printed Name:
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                                         Address:
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                                            Date:
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